United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/14

Date of Reporting Period: 11/30/14

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2014
Ticker	FIBPX

Federated International Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period, ended November 30, 2014, was 4.31%. The total return of the Fund's blended benchmark (Blended Index)1 was 2.49% for the same period. The performance of Barclays Emerging Markets USD Aggregate Index (BEMAI),2 the Fund's broad-based securities market index, was 7.80%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BEMAI or the Blended Index.
The most significant factors for the Fund's outperformance relative to the Blended Index were: (1) the effective duration3 of the portfolio (the portfolio's price sensitivity to interest rates);4 (2) currency denomination of the selected securities; (3) security selection in both the emerging and developed markets; and (4) country selection.
MARKET OVERVIEW
Price contraction was among the biggest economic events in the preceding reporting period. By 2014, stagnant growth in Japan had become dated fact and deflation in certain members of the European Union (EU) common news. As the reporting period drew to a close however, disinflationary pressures began to surface in a host of other economies as well. The United Kingdom, Sweden, Norway, New Zealand, Australia, Russia and China all began to exhibit symptoms of broad economic contraction.
To begin, the United States emerged as the primary anchor to global growth as its fledgling economic recovery began to take firm hold. On a macro level, the relationship between the developed and emerging economies appeared to have switched gears. After the financial crisis of 2008, the emerging economies assumed the position of growth for much of the world. As the G10 arena recovered, it was becoming evidently clear that this growth had gravitated over to the developed economies, namely the U.S. From the very early stages of 2014, many areas of the U.S. economy exhibited robust and steadfast improvements. Some of the most marked improvements were registered in the housing and labor sectors, which are very important to any economy. It was this strength that led the U.S. Federal Reserve (the Fed) to conclude their longstanding quantitative easing policy, and set the stage for divergence among the major global central banks.
Impacts from a broad collapse of commodity prices during the last few months of the year were heightened by a decline in oil prices of historical dimensions. This structural supply shock, to which the U.S. has become a major contributor, resulted in a price drop of approximately 50% over the last six months of the reporting period. Several emerging market (EM)5 countries rely greatly on commodity exports to fund their balance of payments and the steep drop in oil prices served as a particular stress to oil-exporting countries, affecting issuers in Russia, Venezuela, Ecuador, Nigeria, Malaysia, Saudi Arabia and other Middle East nations. Russian issuers were also penalized by the decision of the U.S. and Europe to impose substantial economic sanctions in response to that country's invasion of Crimea and its interference in Ukraine's internal conflict.
Early in the reporting period, the economies of the EU region seemed to be healing effectively. However, it was also becoming exceedingly clear that disinflationary forces were beginning to gain momentum in many of the peripheral states. By the end of the reporting period, these forces had clearly migrated into the economies of both Germany and France. Both countries posted disappointing Gross Domestic Product and inflation measurements, and provided a wake-up call for The European Central Bank (ECB) on the frailty of the EU recovery. Conceding to this rapidly deteriorating economic milieu, the ECB took unprecedented measures and cut key interest rates, and also dropped deposit rates into negative territory. Most significantly, it announced its intent to purchase “substantial volumes” of asset backed securities (ABS) and covered bonds. In short, the ECB had announced ‘quantitative easing' (QE). This announcement squarely separated European monetary policy from that of the U.S.
The reporting period was also riddled with economic instability and geopolitical turmoil within the EM space. The ongoing civil and political upheaval between the Ukraine and Russia stood at the forefront of investor concern. This is not to suggest that developed markets were entirely absent of economic incident, but largely speaking, the G20 financial complex was composed. Echoing this calm, a host of developed currency and bond volatility levels reached discounts not witnessed since 2007. Astonishingly, despite the disorder in EM, the majority of global financial markets still mustered up positive returns.
Annual Shareholder Report

DURATION
During the second half of the reporting period, Fund management reduced duration substantially. Fund management differentiated between spread and interest rate duration. Fund management's view remained cautious on U.S. interest rates with an expectation of the Fed to start unwinding the massive monetary stimulus initiated in 2008. Fund management remained cautious on EM credit for the negative impact that tighter U.S. policy could have and until there is a stabilization of commodity prices. Additionally, Fund management increased allocation to local-currency-denominated EM bonds in order to hedge the currency risk. This allocation to “Hedged Local Government Bonds” contributed positively to Fund performance.
CURRENCY DENOMINATION
The Fund's selection in currency denomination for the underlying securities was pivotal towards the overall Fund performance. Given the massive easing deployed by the Bank of Japan, the Fund maintained an underweight Japanese yen exposure throughout the entire reporting period relative to the Blended Index. This underweight decision varied anywhere from -3% to -20% of total net assets throughout the reporting period. Similarly, divergence between the U.S. and Europe was a central motive behind the Fund's underweight allocation to the euro relative to the JP Morgan Global (ex-U.S.) Government Bond Index (JPMGXUS). This underweight decision varied anywhere from -5% to -18% of total net assets throughout the reporting period.
SECURITY SELECTION
The Fund substantially reduced allocation to corporate bonds in favor of government bonds. The Fund's exposure to oil-sensitive corporate bonds was also lowered. The allocation shift away from corporate bonds helped the Fund reduce losses, contain underperformance against the indexes and increase liquidity substantially.
COUNTRY SELECTION
Country selection varied throughout the reporting period, but overweight exposures in the European peripheral countries relative to the JPMGXUS were a constant variable. Ironically, as economic conditions began to deteriorate in Europe, peripheral EU bonds began to rally dramatically on the prospects of ECB asset purchases (QE). The Fund maintained overweight exposures to Italy and Spain that were offset by underweight allocations to the core economies of Germany and France, each relative to the JPMGXUS. Both Italy and Spain dramatically outperformed their core equivalents. Consequently, country selection benefited performance and had an overall positive impact on the Fund. The Fund also proactively reduced exposure to Russia and effectively eliminated all exposure to Venezuela and Ecuador.
1	The Blended Index is a custom blended index comprised of 50% of the BEMAI and 50% of the JPMorgan Global (ex-U.S.) Government Bond Index. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BEMAI.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	International investing involves special risks including currency risk, increased volatility, political risks, and difference in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accented in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Strategy Portfolio from December 24, 2008 (start of performance) to November 30, 2014, compared to a blend of indexes comprised of 50% of the Barclays Emerging Markets USD Aggregate Index (BEMAI) and 50% of the JPMorgan Global (ex-U.S.) Government Bond Index (JPMGXUS) (the “Blended Index”).2
Growth of $10,000 as of November 30, 2014
Average Annual Total Returns for the Period Ended 11/30/2014
	1 Year	5 Years	Start of Performance (12/24/2008)
Fund	4.31%	5.42%	11.43%
BEMAI	7.80%	8.01%	12.25%
JPMGXUS	(2.81)%	0.02%	1.66%
Blended Index	2.49%	4.00%	6.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BEMAI and the JPMGXUS have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The JPMGXUS is a broad measure of bond performance in developed countries, excluding the U.S. The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2014, the Fund's issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Brazil	11.1%	0.1%
Mexico	7.2%	—
Russia	7.1%	—
Hong Kong	6.3%	5.4%
Japan	5.3%	6.8%
United Kingdom	4.2%	4.3%
Turkey	3.7%	—
Spain	3.3%	—
Italy	2.6%	—
Hungary	2.3%	1.4%
Peru	2.2%	0.6%
Colombia	2.1%	0.3%
France	2.1%	—
United Arab Emirates	2.1%	—
Argentina	1.8%	—
Indonesia	1.8%	0.6%
China	1.6%	—
Chile	1.5%	0.7%
Bahrain	1.2%	—
Philippines	1.2%	-0.3%
Qatar	1.0%	—
Croatia	0.9%	—
Kazakhstan	0.9%	—
Kenya	0.9%	—
South Africa	0.9%	0.5%
Venezuela	0.9%	—
Morocco	0.8%	—
Bulgaria	0.7%	—
Canada	0.7%	0.7%
Ghana	0.7%	—
Egypt	0.6%	—
Nigeria	0.6%	—
El Salvador	0.5%	—
India	0.5%	0.6%
Kuwait	0.5%	—
Paraguay	0.5%	—
Senegal	0.5%	—
Singapore	0.5%	-0.7%
Sri Lanka	0.5%	—
Thailand	0.5%	—
Germany	0.4%	—
Austria	0.4%	—
Denmark	0.4%	0.4%
Jamaica	0.4%	—
Portugal	0.4%	—
Australia	0.3%	0.3%
Dominican Republic	0.3%	—
Ivory Coast	0.3%	—
Pakistan	0.3%	—
Annual Shareholder Report

Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Sweden	0.3%	0.3%
Ukraine	0.3%	—
Armenia	0.2%	—
Panama	0.2%	—
Supranational	0.2%	—
Bolivia	0.1%	—
Costa Rica	0.1%	—
Georgia	0.1%	—
Guatemala	0.1%	—
Romania	0.1%	—
Serbia	0.1%	—
Trinidad And Tobago	0.1%	—
United States	0.1%	67.0%
Taiwan	—	-1.6%
Euro	—	2.1%
SUB-TOTAL	89.5%	89.5%
Cash Equivalents[5]	4.3%	4.3%
Derivative Contracts[6]	0.4%	0.4%
Other Assets and Liabilities—Net[7]	5.8%	5.8%
TOTAL	100.0%	100.0%
1	The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative Contracts may consist of futures and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2014
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		BONDS—26.4%
		AUSTRALIAN DOLLAR—0.3%
		Sovereign—0.3%
$47,000		Australia, Government of, Series 17, 5.50%, 3/1/2017	$42,602
		BRITISH POUND—4.3%
		Sovereign—4.3%
164,000		United Kingdom, Government of, 1.75%, 9/7/2022	257,169
172,500		United Kingdom, Government of, 4.75%, 3/7/2020	316,142
		TOTAL	573,311
		CANADIAN DOLLAR—0.7%
		Sovereign—0.7%
107,000		Canada, Government of, Bond, 4.00%, 6/1/2016	97,789
		DANISH KRONE—0.4%
		Sovereign—0.4%
300,000		Denmark, Government of, Unsecd. Deb., 2.50%, 11/15/2016	52,580
		EURO—8.8%
		Sovereign—8.8%
37,000	[1,2]	Austria, Government of, Sr. Unsecd. Note, 3.65%, 4/20/2022	56,503
90,000		Bonos Y Oblig Del Estado, 3.25%, 4/30/2016	116,432
97,000		Bonos Y Oblig Del Estado, Sr. Unsub., 4.00%, 4/30/2020	139,314
100,000		Buoni Poliennali Del Tes, 2.50%, 5/1/2019	132,799
36,000		Buoni Poliennali Del Tes, 3.50%, 12/1/2018	49,402
113,000		Buoni Poliennali Del Tes, 4.50%, 5/1/2023	170,098
183,000		France, Government of, Bond, 3.50%, 4/25/2026	283,850
45,000		Germany, Government of, Bond, 3.25%, 7/4/2015	57,029
140,000		Spain, Government of, 3.80%, 1/31/2017	186,679
		TOTAL	1,192,106
		HONG KONG DOLLAR—6.3%
		Sovereign—6.3%
6,550,000		Hong Kong, Government of, 1.34%, 6/24/2019	852,722
		JAPANESE YEN—5.3%
		Banking—0.5%
7,000,000		KFW, 2.05%, 2/16/2026	69,461
		Sovereign—4.8%
20,750,000		Japan, Government of, 0.40%, 6/20/2015	175,205
20,400,000		Japan, Government of, 1.30%, 3/20/2021	184,099
31,950,000		Japan, Government of, Sr. Unsecd. Note, 1.30%, 12/20/2018	282,559
		TOTAL	711,324
		SWEDISH KRONA—0.3%
		Sovereign—0.3%
260,000		Sweden, Government of, 3.00%, 7/12/2016	36,558
		TOTAL BONDS (IDENTIFIED COST $3,847,511)	3,558,992
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		INVESTMENT COMPANY—67.3%
256,622	[3]	Emerging Markets Fixed Income Core Fund (IDENTIFIED COST $9,224,053 )	9,086,188
		TOTAL INVESTMENTS—93.7% (IDENTIFIED COST $13,071,564)[4]	12,645,180
		OTHER ASSETS AND LIABILITIES - NET—6.3%[5]	854,552
		TOTAL NET ASSETS—100%	$13,499,732

At November 30, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/29/2014	Bank of America	625,000 AUD	703,169 NZD	$(19,165)
12/29/2014	Bank of America	480,000 CAD	2,885,520 NOK	$8,596
12/29/2014	Bank of America	354,514 CAD	$315,000	$(5,192)
12/29/2014	Bank of America	353,696 CAD	$315,000	$(5,907)
12/29/2014	Bank of America	212,000 EUR	1,797,590 NOK	$7,692
12/29/2014	Bank of America	103,000 EUR	870,937 NOK	$4,082
12/29/2014	Bank of America	73,295,510 JPY	$635,000	$(17,227)
12/29/2014	Bank of America	1,360,476 SEK	$190,000	$(7,533)
12/29/2014	Barclays	315,000 AUD	346,409 NZD	$(3,412)
12/29/2014	Barclays	371,000 AUD	729,609 TRY	$(11,603)
12/29/2014	Barclays	315,000 EUR	$402,310	$(10,560)
12/29/2014	BNP Paribas	600,000 GBP	$952,722	$(15,671)
12/29/2014	BNP Paribas	58,377,750 JPY	$500,000	$(7,962)
12/29/2014	BNP Paribas	55,076,382 JPY	$476,361	$(12,149)
12/29/2014	BNP Paribas	55,068,761 JPY	$476,361	$(12,213)
12/29/2014	BNP Paribas	315,000 NZD	1,683,203 NOK	$6,651
12/29/2014	BNP Paribas	163,800 NZD	867,304 NOK	$4,592
12/29/2014	BNP Paribas	151,200 NZD	801,801 NOK	$4,066
12/29/2014	BNY Mellon	365,000 AUD	2,297,383 SEK	$1,805
12/29/2014	BNY Mellon	300,000 CAD	1,946,400 SEK	$1,118
12/29/2014	BNY Mellon	154,000 EUR	1,430,352 SEK	$(316)
12/29/2014	BNY Mellon	154,000 EUR	1,430,352 SEK	$(316)
12/29/2014	BNY Mellon	154,000 EUR	1,422,067 SEK	$795
12/29/2014	BNY Mellon	315,000 GBP	557,337 CAD	$4,898
12/29/2014	JPMorgan	800,000 CAD	74,598,176 JPY	$70,364
12/29/2014	JPMorgan	172,500 EUR	250,300 AUD	$1,994
12/29/2014	JPMorgan	172,500 EUR	250,206 AUD	$2,074
12/29/2014	JPMorgan	415,000 EUR	60,992,811 JPY	$2,036
12/29/2014	JPMorgan	300,000 EUR	$381,507	$(8,412)
12/29/2014	JPMorgan	258,000 EUR	$320,734	$128
12/29/2014	JPMorgan	86,000 EUR	$107,366	$(412)
12/29/2014	JPMorgan	315,000 GBP	54,895,872 JPY	$29,261
12/29/2014	JPMorgan	2,700,000 NOK	2,919,049 SEK	$(7,045)
12/29/2014	JPMorgan	1,400,000 NOK	1,516,668 SEK	$(4,067)
12/29/2014	JPMorgan	2,934,858 NOK	$430,000	$(12,101)
12/29/2014	JPMorgan	2,158,128 NOK	$315,000	$(7,700)
12/29/2014	Morgan Stanley	487,818 CAD	$430,000	$(3,698)
12/29/2014	Morgan Stanley	480,769 CAD	$425,000	$(4,859)
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased: (continued)
12/29/2014	Morgan Stanley	300,000 EUR	2,588,163 NOK	$4,562
12/29/2014	Morgan Stanley	260,000 EUR	2,214,243 NOK	$8,059
12/29/2014	Morgan Stanley	67,585,280 JPY	$640,000	$(70,356)
12/29/2014	Morgan Stanley	2,875,635 NOK	$425,000	$(15,534)
12/29/2014	Morgan Stanley	2,121,152 NOK	$315,000	$(12,966)
12/29/2014	Morgan Stanley	550,000 NZD	$429,704	$387
1/30/2015	BNP Paribas	16,000,000 INR	$257,711	$(3,254)
1/30/2015	JPMorgan	205,000 EUR	$255,528	$(510)
Contracts Sold:
12/29/2014	Bank of America	625,000 AUD	699,313 NZD	$16,149
12/29/2014	Bank of America	706,551 CAD	$ 630,000	$12,548
12/29/2014	Bank of America	480,000 CAD	2,871,624 NOK	$(10,574)
12/29/2014	Bank of America	315,000 EUR	2,679,926 NOK	$(10,151)
12/29/2014	Bank of America	73,693,020 JPY	$ 635,000	$13,877
12/29/2014	Barclays	315,000 AUD	345,492 NZD	$2,695
12/29/2014	Barclays	371,000 AUD	725,157 TRY	$9,610
12/29/2014	Barclays	315,000 EUR	$ 403,603	$11,853
12/29/2014	BNP Paribas	600,000 GBP	$ 946,380	$9,329
12/29/2014	BNP Paribas	109,770,723 JPY	$ 952,722	$27,517
12/29/2014	BNP Paribas	58,546,000 JPY	$ 500,000	$6,544
12/29/2014	BNP Paribas	630,000 NZD	3,350,970 NOK	$(15,500)
12/29/2014	BNY Mellon	219,000 AUD	1,391,636 SEK	$688
12/29/2014	BNY Mellon	146,000 AUD	942,912 SEK	$2,491
12/29/2014	BNY Mellon	300,000 CAD	1,962,900 SEK	$1,095
12/29/2014	BNY Mellon	308,000 EUR	2,876,905 SEK	$2,806
12/29/2014	BNY Mellon	154,000 EUR	1,424,408 SEK	$(481)
12/29/2014	BNY Mellon	157,500 GBP	279,673 CAD	$(1,571)
12/29/2014	BNY Mellon	157,500 GBP	278,841 CAD	$(2,298)
12/29/2014	JPMorgan	500,000 CAD	47,259,905 JPY	$(38,616)
12/29/2014	JPMorgan	150,000 CAD	14,179,491 JPY	$(11,572)
12/29/2014	JPMorgan	150,000 CAD	14,085,636 JPY	$(12,363)
12/29/2014	JPMorgan	345,000 EUR	501,912 AUD	$(2,874)
12/29/2014	JPMorgan	344,000 EUR	$ 429,811	$1,995
12/29/2014	JPMorgan	300,000 EUR	$ 381,305	$8,210
12/29/2014	JPMorgan	415,000 EUR	61,471,850 JPY	$2,002
12/29/2014	JPMorgan	315,000 GBP	56,237,108 JPY	$(17,956)
12/29/2014	JPMorgan	56,061,530 JPY	$ 500,000	$27,484
12/29/2014	JPMorgan	2,197,569 NOK	$ 322,500	$9,584
12/29/2014	JPMorgan	2,160,997 NOK	$ 315,000	$7,292
12/29/2014	JPMorgan	726,135 NOK	$ 107,500	$4,104
12/29/2014	JPMorgan	2,700,000 NOK	2,918,871 SEK	$7,021
12/29/2014	JPMorgan	1,400,000 NOK	1,527,588 SEK	$5,532
12/29/2014	JPMorgan	1,373,719 SEK	$ 190,000	$5,757
12/29/2014	Morgan Stanley	487,517 CAD	$ 430,000	$3,962
12/29/2014	Morgan Stanley	480,225 CAD	$ 425,000	$5,334
12/29/2014	Morgan Stanley	300,000 EUR	2,537,517 NOK	$(11,774)
12/29/2014	Morgan Stanley	260,000 EUR	2,214,186 NOK	$(8,068)
12/29/2014	Morgan Stanley	6,524,700 HKD	$ 840,000	$(1,301)
12/29/2014	Morgan Stanley	67,717,120 JPY	$ 640,000	$69,245
12/29/2014	Morgan Stanley	2,866,971 NOK	$ 425,000	$16,767
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Sold: (continued)
12/29/2014	Morgan Stanley	2,120,868 NOK	$ 315,000	$13,006
12/29/2014	Morgan Stanley	550,000 NZD	$ 434,473	$4,381
1/30/2015	BNP Paribas	16,000,000 INR	$ 256,328	$1,871
1/30/2015	JPMorgan	205,000 EUR	$ 253,900	$(1,118)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$47,552
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2014, this liquid restricted security amounted to $56,503, which represented 0.4% of total net assets.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, this restricted security amounted to $56,503, which represented 0.4% of total net assets.
3	Affiliated holding.
4	The cost of investments for federal tax purposes amounts to $13,112,631.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$3,558,992	$—	$3,558,992
Investment Company[1]	9,086,188	—	—	9,086,188
TOTAL SECURITIES	$9,086,188	$3,558,992	$—	$12,645,180
OTHER FINANCIAL INSTRUMENTS[2]	$—	$47,552	$—	$47,552
1	Emerging Markets Fixed Income Core Fund is an affiliate holding offered only to registered investment companies and other accredited investors.
2	Other financial instruments include foreign exchange contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—Great Britain Pound
HKD	—Hong Kong Dollar
INR	—Indian Rupee
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
TRY	—Turkish Lira
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$14.96	$16.51	$15.67	$15.00	$14.56
Income From Investment Operations:
Net investment income[1]	0.65	0.59	0.63	0.67	0.86
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.03)	(1.37)	1.14	0.57	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.62	(0.78)	1.77	1.24	1.12
Less Distributions:
Distributions from net investment income	(0.58)	(0.62)	(0.85)	(0.48)	(0.48)
Distributions from net realized gain on investments and foreign currency transactions	—	(0.15)	(0.08)	(0.09)	(0.20)
TOTAL DISTRIBUTIONS	(0.58)	(0.77)	(0.93)	(0.57)	(0.68)
Net Asset Value, End of Period	$15.00	$14.96	$16.51	$15.67	$15.00
Total Return[2]	4.31%	(5.00)%	11.95%	8.56%	8.11%
Ratios to Average Net Assets:
Net expenses[3]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	4.32%	3.93%	4.04%	4.38%	5.97%
Expense waiver/reimbursement[4]	2.24%	3.21%	6.55%	8.23%	10.50%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,500	$6,936	$6,570	$4,314	$4,501
Portfolio turnover	46%	19%	20%	37%	24%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	See Note 5, Investment Adviser Fee and Other Transactions with Affiliates.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investments in securities, at value including $9,086,188 of investment in an affiliated holding (Note 5) (identified cost $13,071,564)		$12,645,180
Cash		777,795
Cash denominated in foreign currencies (identified cost $3,774)		3,809
Unrealized appreciation on foreign exchange contracts		473,909
Receivable for shares sold		65,278
Income receivable		33,255
TOTAL ASSETS		13,999,226
Liabilities:
Unrealized depreciation on foreign exchange contracts	$426,357
Payable for portfolio accounting fees	30,392
Payable for auditing fees	27,250
Payable for investments purchased	1,525
Accrued expenses (Note 5)	13,970
TOTAL LIABILITIES		499,494
Net assets for 899,916 shares outstanding		$13,499,732
Net Assets Consists of:
Paid-in capital		$13,485,371
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(380,429)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(47,684)
Undistributed net investment income		442,474
TOTAL NET ASSETS		$13,499,732
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Service Shares:
Net asset value per share ($13,499,732 ÷ 899,916 shares outstanding) no par value, no shares authorized		$15.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Interest			$65,179
Investment income allocated from affiliated partnership (Note 5)			357,195
TOTAL INCOME			422,374
Expenses:
Administrative fee (Note 5)		$7,892
Custodian fees		11,116
Transfer agent fees		2,748
Directors'/Trustees' fees (Note 5)		1,564
Auditing fees		28,550
Legal fees		13,185
Portfolio accounting fees		117,704
Share registration costs		22,593
Printing and postage		12,398
Miscellaneous (Note 5)		7,884
TOTAL EXPENSES		225,634
Reimbursement (Note 5):
Reimbursement of other operating expenses	$(225,634)
Net expenses			—
Net investment income			422,374
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(577)
Net realized loss on futures contracts			(6,209)
Net realized gain on written options			2,582
Net realized gain on investments and foreign currency transactions allocated from affiliated partnership			140,917
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(254,238)
Net realized and unrealized loss on investments, futures contracts, written options and foreign currency transactions			(117,525)
Change in net assets resulting from operations			$304,849
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$422,374	$259,656
Net realized gain (loss) on investments, including allocation from affiliated partnership, futures contracts, written options and foreign currency transactions	136,713	(48,337)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(254,238)	(531,395)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	304,849	(320,076)
Distributions to Shareholders:
Distributions from net investment income	(273,624)	(247,720)
Distributions from net realized gain on investments	—	(59,365)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(273,624)	(307,085)
Share Transactions:
Proceeds from sale of shares	9,440,211	1,818,370
Net asset value of shares issued to shareholders in payment of distributions declared	1,772	—
Cost of shares redeemed	(2,909,223)	(825,291)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,532,760	993,079
Change in net assets	6,563,985	365,918
Net Assets:
Beginning of period	6,935,747	6,569,829
End of period (including undistributed net investment income of $442,474 and $245,751, respectively)	$13,499,732	$6,935,747
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated International Bond Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to achieve a total return on its assets, by investing primarily in foreign government and corporate bonds in both developed and emerging markets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records its daily proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, though a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $122,533 and $124,611, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.
At November 30, 2014, the Fund had no outstanding futures contracts.
The average notional value of futures contracts held by the Fund throughout the fiscal period was $0. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to increase return and manage market risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/ purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2013	—	$—
Contracts written	460,000	2,864
Contracts closed	(460,000)	(2,864)
Outstanding at November 30, 2014	—	$—
At November 30, 2014, the Fund had no outstanding written option contracts.
Annual Shareholder Report

The average notional value of written options and purchased options held by the Fund throughout the period was $206 and $3,268, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$473,909	Unrealized depreciation on foreign exchange contracts	$426,357
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Purchased Option Contracts	Written Option Contracts	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(35,525)	$2,582	$41,273	$8,330
Equity contracts	(6,209)	—	—	—	(6,209)
TOTAL	$(6,209)	$(35,525)	$2,582	$41,273	$2,121

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$57,458
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payable and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2014, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount (not less than $0)
Foreign Exchange Contracts	$473,909	$(403,103)	$—	$70,806
TOTAL	$473,909	$(403,103)	$—	$70,806

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount (not less than $0)
Foreign Exchange Contracts	$426,357	$(403,103)	$—	$23,254
TOTAL	$426,357	$(403,103)	$—	$23,254
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended November 30	2014	2013
Shares sold	628,767	120,135
Shares issued to shareholders in payment of distributions declared	123	—
Shares redeemed	(192,508)	(54,611)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	436,382	65,524
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, partnership income reclassifications and foreign currency transactions.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$47,973	$(47,973)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$273,624	$260,820
Long-term capital gains	$—	$46,265
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$ 442,474
Undistributed long-term capital gains	$ 48,445
Net unrealized depreciation	$ (470,350)
Straddle loss deferral	$ (6,208)
2	For tax purposes, short-term capital gains are considered ordinary income for distribution purposes.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for partnership adjustments and discount accretion/premium amortization on debt securities.
At November 30, 2014, the cost of investments for federal tax purposes was $13,112,631. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investment in securities; and (b) foreign currency commitments was $467,451. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $65,654 and net unrealized depreciation from investments for those securities having an excess of cost over value of $533,105.
At November 30, 2014, for federal tax purposes, the Fund had $6,208 in straddle loss deferrals.
The Fund used capital loss carryforwards of $89,899 to offset taxable gains realized during the year ended November 30, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee, because all eligible investors are: (1) in separately managed or wrap-free programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-free programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund. For the year ended November 30, 2014, the Adviser reimbursed $225,634 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund. Fees paid to FAS by the Fund were reimbursed by the Adviser.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course is reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated holding during the year ended November 30, 2014, were as follows:
Emerging Markets Fixed Income Core Fund
Balance of Shares Held 11/30/2013	114,604
Purchases/Additions	230,166
Sales/Reductions	88,148
Balance of Shares Held 11/30/2014	256,622
Value	$9,086,188
Allocated Investment Income	$357,195
Additionally, as reflected in Note 2 under Investment Income, Gains and Losses, Expenses and Distributions, the Fund invests in EMCORE, a portfolio of Federated Core Trust II, L.P. (Core Trust II), which is managed by Federated Investment Counseling, an affiliate of the Adviser. Core Trust II is a limited partnership registered under the Act, available only to registered investment companies and other institutional investors. The primary investment objective of EMCORE is to achieve a total return on its assets. Its secondary investment objective is to achieve a high level of income. It pursues these objectives by investing primarily in a portfolio of emerging market fixed-income securities. Federated Investors, Inc. receives no advisory or administrative fees from Core Trust II. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the Edgar Database on the SEC's website or upon request from the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$10,030,570
Sales	$4,369,530
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trusteeS OF Federated managed pool series AND SHAREHOLDERS OF federated INTERNATIONAL bond Strategy portfolio:
We have audited the accompanying statement of assets and liabilities of Federated International Bond Strategy Portfolio (the “Fund”) (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series, at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual	$1,000	$983.60	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.07	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). Federated Investment Management Company, the Adviser, has contractually agreed to reimburse all operating expenses excluding extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 2005	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: October 2005	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: October 2005	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: June 2012 Portfolio Manager since: December 2008	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since December 2008. He is Vice President of the Trust with respect to the Fund. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated International Bond Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it: is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investment accounts; and may also be offered to other Federated funds. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance, (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund both in absolute terms and relative to similar and/or competing funds with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in
Annual Shareholder Report

the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry, the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Evaluation, the Fund underperformed its benchmark index for the one-year period, and outperformed its benchmark index for the three-year period, and outperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
Because the Adviser does not charge the Fund an investment advisory fee, the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Confidential Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Bond Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P308
41523 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $104,200

Fiscal year ended 2013 - $102,100

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $85,752

Fiscal year ended 2013 - $110,369

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 21, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015